CONTENTS
--------------------------------------------------------------------------------

PRESIDENT'S MESSAGE.........................................      1
 Stephen E. Gibson's thoughts on the market and investing

PORTFOLIO MANAGERS' REPORT..................................      2

 An interview with the Fund's Portfolio Managers

HIGHLIGHTS..................................................      3

PERFORMANCE SUMMARY.........................................      4

PORTFOLIO OF INVESTMENTS....................................      5
 A complete list of investments with market values

FINANCIAL STATEMENTS........................................      8

 Statements of assets and liabilities, operations, changes in net assets and cash flows

NOTES TO FINANCIAL STATEMENTS...............................     11

FINANCIAL HIGHLIGHTS........................................     14

 Selected per-share data and ratios to average net assets

REPORT OF INDEPENDENT ACCOUNTANTS...........................     15

                Must be Preceded or Accompanied by a Prospectus.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

It has been a good year for the Liberty Capital Opportunities Fund shares. During an extraordinary period for mid-cap stocks, the Fund's Class A shares delivered a positive total return of 66.09% without sales charge compared to a positive total return of 43.22% for its benchmark, the S&P MidCap 400 Index(1) for the year ended September 30, 2000. Like many of the major market indices, mid-cap stocks exhibited enormous volatility between October 1999 and September 2000. For every two months of gains, the S&P MidCap 400 Index had one month of losses. Still, this segment of the market proved to be a strong performer over the 12-month period.

      Your Fund's Portfolio Managers, David Brady and Steve Hayward, believe mid-cap stocks hold a unique position in the market. In their view, stocks with market capitalizations between approximately $5 billion and $10 billion represent one of the few opportunities to invest in fast-growing companies that are reasonably valued. By contrast, they believe larger companies have difficulty growing quickly enough to keep up with their current valuations, while many smaller, younger firms are still looking to generate consistent profits.

      Early in the period, investors were focused on a narrow group of rapidly evolving technology and telecommunications stocks, which soared to record levels between October 1999 and March 2000. Then concerns about higher inflation and interest rates changed investors' perspectives. Widespread selling resulted, and investors went in search of alternatives to technology that appeared reasonably valued and better able to deliver reliable earnings.

      The following report provides a further discussion on the economic and market factors that affected the Fund's performance. Thank you for choosing the Liberty Capital Opportunities Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
November 20, 2000

(1) See benchmark index chart on page 3 for performance results.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

THE FUND PERFORMED WELL DURING THE PERIOD
The Liberty Capital Opportunities Fund's Class A shares returned 66.09% without a sales charge for the 12 months ended September 30, 2000 compared to 43.22% for its benchmark, the S&P MidCap 400 Index during the same period. The Fund's strong performance is attributed to our repositioning and diversification of the portfolio.
      Throughout the fiscal year, we worked to shift the Fund's focus to medium-sized companies with growth potential. By the end of the current fiscal year, the transition was nearly completed, with only a few large-cap companies such as Northern Trust, Kohl's and Broadcom remaining in the portfolio. These large-cap holdings have appreciated since we acquired them so we are selling them with caution to avoid large capital gains. For new purchases, we targeted companies with market capitalizations below $10 billion, particularly those in the $5-$7 billion range, and sought to diversify the portfolio's assets across 50 to 55 stocks.

TECHNOLOGY DOMINATED THE FIRST HALF
Technology and telecommunications stocks were the unquestioned leaders of the market and for the Fund during the first half of the fiscal year. Investors were enthusiastic about the potential of technology to restructure our economy, and stock prices reflected this positive attitude. We invested a significant amount in companies providing component parts and infrastructure for this major transformation, such as semiconductors, communications antennas and lasers. The strategy worked well, and our technology holdings were major contributors to performance.
      In March, the markets grew increasingly volatile as a result of robust economic growth, inflation fears, rising oil prices and signs that some companies would not hit their earnings targets. Since technology and telecommunications stocks suffered most during the downturn, the Fund's holdings in these sectors were not significant contributors to performance in the latter half of the year.
      Although we continue to believe in the viability of technology over the long run, we responded to the skittish market by trimming our technology allocation slightly and adding to our holdings of consumer products and financial services.

MARKET FAVORS OTHER SECTORS IN SECOND HALF
As prices for technology stocks declined, other sectors of the market blossomed including financial services, health care and energy. Thus, the Fund benefited in the second half of the fiscal year from its investments in companies like Northern Trust (2.8% of net assets) and MGIC (1.9% of net assets), companies which provide trust/asset management services. Fiserv (3.4% of net assets), a provider of information management services, also rose over the period. The Fund also benefited from Forest Labs (2.0% of net assets), which develops and manufactures name brand and generic prescription drugs, and over-the-counter drugs that are sold primarily in the United Kingdom.
      Other late contributors to performance were consumer products companies such as Kohl's (3.1% of net assets), an aggressively expanding, Midwest-based department store chain; Harley-Davidson (3.0% of net assets), the motorcycle manufacturer; and Starbucks (1.4% of net assets), the nationwide chain of coffee shops.

ENCOURAGING PROSPECTS FOR THE MID-CAP MARKET
As fiscal 2001 begins, we believe that higher earnings will provide support for higher valuations of mid-cap technology and telecommunications stocks. Although we believe that some large-cap stocks, and a significant number of small-cap stocks will be unable to generate reliable earnings, we do not believe the problem will become so widespread or persist long enough to encompass mid-cap stocks. Finally, it is our belief that a period of uncertainty will continue, generated by interest rate volatility and stagnant corporate profits, which should help to keep values reasonable and should allow us to find new opportunities to purchase stocks with strong growth prospects at attractive prices.

DAVID BRADY and STEVE HAYWARD are co-portfolio managers of the Fund.

HIGHLIGHTS
--------------------------------------------------------------------------------

* THE FUND OUTPERFORMED THE BENCHMARK

For the 12-month period ended September 30, 2000, the Fund's Class A shares total return beat that of its benchmark, the S&P MidCap 400 Index by a large margin. This performance is attributed to a repositioning of the portfolio and the Fund's diversification

* TECHNOLOGY STOCKS WERE VOLATILE

Technology and telecommunications stocks lead the markets upward in the beginning of the fiscal year. High valuations and a change in market sentiment caused a slide in the sector beginning in March 2000.

* AS TECHNOLOGY DECLINED, OTHER SECTORS ROSE
As a result of the decline in technology and telecommunications stocks, other sectors came to the forefront. Financial services and health care stocks performed well, and the Fund benefited.

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[GRAPH]
LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A

                                       CLASS A WITHOUT SALES                          MORNINGSTAR MID-CAP     CLASS A WITH SALES
                                              CHARGE              S&P MIDCAP 400        GROWTH CATEGORY             CHARGE
                                       ---------------------      --------------      -------------------     ------------------
9/30/90                                      10000.00                10000.00               10000.00                9425.00
12/31/90                                     10760.00                11244.00               11018.00               10141.30
3/31/91                                      13439.20                13825.60               13682.20               12666.50
6/30/91                                      13557.50                13724.70               13412.60               12778.00
9/30/91                                      15351.20                15031.30               14861.20               14468.50
12/31/91                                     17515.70                16878.60               16665.30               16508.50
3/31/92                                      16636.40                16792.50               16462.00               15679.80
6/30/92                                      15714.70                16270.30               15222.40               14811.10
9/30/92                                      16271.00                16903.20               15765.90               15335.40
12/31/92                                     17942.10                18887.70               18130.70               16910.40
3/31/93                                      18125.10                19507.20               18272.20               17082.90
6/30/93                                      19241.60                19961.70               18893.40               18135.20
9/30/93                                      21804.60                20965.80               20573.00               20550.80
12/31/93                                     22879.50                21523.50               20953.60               21564.00
3/31/94                                      21650.90                20705.60               20218.20               20406.00
6/30/94                                      20280.40                19949.80               18950.50               19114.30
9/30/94                                      22308.40                21300.40               20635.20               21025.70
12/31/94                                     22881.80                20750.90               20637.20               21566.10
3/31/95                                      24739.80                22429.60               22096.30               23317.20
6/30/95                                      27057.90                24407.90               24354.50               25502.10
9/30/95                                      30662.00                26790.10               27442.70               28898.90
12/31/95                                     34494.70                27173.20               27939.40               32511.30
3/31/96                                      39265.40                28847.10               29758.30               37007.60
6/30/96                                      44656.50                29677.90               31743.10               42088.70
9/30/96                                      45853.30                30541.50               32660.50               43216.70
12/31/96                                     41524.70                32392.30               32745.40               39137.10
3/31/97                                      33900.80                31909.70               30096.30               31951.50
6/30/97                                      41138.60                36600.40               35038.10               38773.10
9/30/97                                      42985.70                42485.70               40392.00               40514.10
12/31/97                                     44077.60                42838.30               38457.20               41543.10
3/31/98                                      49587.30                47554.80               43456.60               46736.00
6/30/98                                      49825.30                46537.20               43565.30               46960.30
9/30/98                                      37299.20                39803.20               35597.20               35154.50
12/31/98                                     43371.50                51023.80               45169.30               40877.70
3/31/99                                      42174.50                47768.50               46786.30               39749.40
6/30/99                                      44818.80                54527.70               52171.40               42241.70
9/30/99                                      42309.00                49947.40               52369.70               39876.20
12/31/99                                     60861.40                58533.30               74789.10               57361.90
3/31/00                                      71548.70                65961.20               87795.00               67434.60
6/30/00                                      65309.70                63784.50               82562.40               61554.30
9/30/00                                      70273.70                71534.30               86434.60               66233.00

Liberty Capital Opportunities Fund Class A is a class of Stein Roe Capital Opportunities Fund (the "Fund"), a series of Libery-Stein Roe Funds Investment Trust. The Fund also offers Class S shares. Performance highlights for the Fund's Class S shares are presented in a separate annual report.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With Sales Charge" returns include the maximum 5.75% sales charge for Class A shares. Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the Fund's Class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These Class S share returns are not restated to reflect any expense differential between Class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower. The S&P Midcap 400 Index is an unmanaged group of stocks that differs from the composition of the Fund, is not available for direct investment, and does not include sales charges.

The Fund's return is also compared to the average return of the funds included in the Morningstar Small Growth Funds category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

                            As of September 30, 2000

                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)

SDL, Inc.                                       4.9
Network Appliance                               4.5
Sanmina                                         4.1
Comverse Technology                             3.8
Fiserv                                          3.4
Kohl's                                          3.1
Harley Davidson                                 3.0
Flextronics International                       2.9
Northern Trust                                  2.8
Broadcom                                        2.4

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

                        Periods ended September 30, 2000

                                       One Year               Five Years              Ten Years
                                 --------------------    --------------------    --------------------
                                              Without                 Without                 Without
                                 With Sales    Sales     With Sales    Sales     With Sales    Sales
                                   Charge     Charge       Charge     Charge       Charge     Charge
                                 ----------   -------    ----------   -------    ----------   -------
Capital Opportunities Fund
  Class A                          56.54%      66.09%      16.65%      18.04%      20.81%      21.53%

Liberty Capital Opportunities Fund Class A shares (newer class shares) performance includes returns of the Fund's Class S shares for periods prior to the July 31, 2000 inception of the newer class shares. These Class S share returns are not restated to reflect any expense differential between Class S shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

[BAR GRAPH]

ECONOMIC SECTOR BREAKDOWN

SEPTEMBER 30, 2000
------------------
Utilities                                                                          3
Consumer Cyclical                                                                 22
Consumer Non-Cyclical                                                              6
Energy                                                                             6
Financial                                                                          7
Industrial                                                                         2
Technology                                                                        54

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
September 30, 2000
(in thousands)

COMMON STOCKS - 99.7%                                            SHARES      VALUE
------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 6.8%
DATA PROCESSING SERVICES - 3.5%
Fiserv, Inc. (a)............................................         325    $ 19,459
                                                                            --------
------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES - 2.0%
Diamond Technology Partners, Inc. (a).......................         150      11,138
                                                                            --------
------------------------------------------------------------------------------------
EMPLOYMENT SERVICES - 1.3%
Korn/Ferry International (a)................................         200       7,563
                                                                            --------
------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 7.1%
AUTOMOBILES & COMPONENTS - 0.8%
Gentex Corp. (a)............................................         175       4,375
                                                                            --------
------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 1.9%
HOTELS - 1.9%
Four Seasons Hotels, Inc....................................         150      10,978
                                                                            --------
------------------------------------------------------------------------------------
MOTORCYCLE MANUFACTURERS - 3.0%
Harley-Davidson, Inc........................................         350      16,756
                                                                            --------
------------------------------------------------------------------------------------
RESTAURANTS - 1.4%
Starbucks Corp. (a).........................................         200       8,013
                                                                            --------
------------------------------------------------------------------------------------
CONSUMER STAPLES - 2.9%
FOOD, BEVERAGES & TOBACCO - 1.3%
Suiza Foods Corp. (a).......................................         150       7,603
                                                                            --------
------------------------------------------------------------------------------------
HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
Steiner Leisure Ltd. (a)....................................         400       8,950
                                                                            --------
------------------------------------------------------------------------------------
ENERGY - 4.1%
OIL & GAS DRILLING - 2.8%
Noble Drilling Corp. (a)....................................         200      10,050
Rowan Companies, Inc. (a)...................................         200       5,800
                                                                            --------
                                                                              15,850
                                                                            --------
------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTS - 1.3%
Unocal Corp.................................................         200       7,088
                                                                            --------
------------------------------------------------------------------------------------
FINANCIALS - 6.0%
BANKS - 2.8%
Northern Trust Corp.........................................         175      15,553
                                                                            --------
------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.3%
Raymond James Financial, Inc................................         225       7,411
                                                                            --------
------------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE - 1.9%
MGIC Investment Corp........................................         175      10,697
                                                                            --------
------------------------------------------------------------------------------------
HEALTH CARE - 5.2%
BIOTECHNOLOGY - 1.3%
PE Corp-Celers Genomics Group (a)...........................          75       7,472
                                                                            --------
------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.9%
Alza Corp. (a)..............................................         125      10,812
Forest Laboratories, Inc. (a)...............................         100      11,469
                                                                            --------
                                                                              22,281
                                                                            --------
------------------------------------------------------------------------------------

See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                 SHARES      VALUE
------------------------------------------------------------------------------------
MEDIA - 6.4%
BROADCASTING & CABLE - 4.9%
Hispanic Broadcasting Corp. (a).............................         300    $  8,363
USA Networks, Inc. (a)......................................         300       6,581
Univision Communications, Inc. Class A (a)..................         200       7,475
XM Satellite Radio Holdings, Inc. Class A (a)...............         125       5,383
                                                                            --------
                                                                              27,802
                                                                            --------
------------------------------------------------------------------------------------
PUBLISHING & PRINTING - 1.5%
Tribune Co..................................................         200       8,725
                                                                            --------
------------------------------------------------------------------------------------
RETAILING - 7.9%
DEPARTMENT STORES - 3.1%
Kohl's Corp. (a)............................................         300      17,306
                                                                            --------
------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES - 2.0%
Dollar Tree Stores, Inc. (a)................................         275      11,155
                                                                            --------
------------------------------------------------------------------------------------
SPECIALTY STORES - 2.8%
Bed Bath & Beyond, Inc. (a).................................         400       9,756
Tiffany & Co. ..............................................         150       5,784
                                                                            --------
                                                                              15,540
                                                                            --------
------------------------------------------------------------------------------------
SOFTWARE & SERVICES - 16.8%
APPLICATIONS SOFTWARE - 3.6%
Mercury Interactive Corp. (a)...............................          75      11,756
Rational Software Corp. (a).................................         125       8,672
                                                                            --------
                                                                              20,428
                                                                            --------
------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 10.3%
Exodus Communications, Inc. (a).............................         250      12,344
Inktomi Corp. (a)...........................................          90      10,260
VeriSign, Inc. (a)..........................................          60      12,154
Sanmina Corp. (a)...........................................         250      23,406
                                                                            --------
                                                                              58,164
                                                                            --------
------------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 2.9%
CONTRACT MANUFACTURING
Flextronics Int'l Ltd. (a)..................................         200      16,425
                                                                            --------
------------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT - 24.8%
COMPUTER STORAGE & PERIPHERALS - 4.5%
Network Appliance, Inc. (a).................................         200      25,475
                                                                            --------
------------------------------------------------------------------------------------
NETWORKING EQUIPMENT - 1.6%
Proxim, Inc. (a)............................................         200       8,900
                                                                            --------
------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 1.0%
Novellus Systems, Inc. (a)..................................         125       5,820
                                                                            --------
------------------------------------------------------------------------------------
SEMICONDUCTORS - 7.1%
Broadcom Corp. Class A (a)..................................          55      13,406
SIPEX Corp. (a).............................................          75       3,155
TranSwitch Corp. (a)........................................         100       6,375
TriQuint Semiconductors, Inc. (a)...........................         225       8,198
Vitesse Semiconductor Corp. (a).............................         100       8,894
                                                                            --------
                                                                              40,028
                                                                            --------
------------------------------------------------------------------------------------

See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
CONTINUED

                                                                 SHARES      VALUE
------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 10.6%
JDS Uniphase Corp. (a)......................................          50    $  4,734
Research in Motion Ltd. (a).................................          75       7,392
Scientific-Atlanta, Inc. ...................................         200      12,725
SDL, Inc. (a)...............................................          90      27,720
Tellabs, Inc. (a)...........................................         150       7,163
                                                                            --------
                                                                              59,734
                                                                            --------
------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 10.1%
ALTERNATIVE CARRIERS - 1.7%
Level 3 Communications, Inc. (a)............................         125       9,640
                                                                            --------
------------------------------------------------------------------------------------
INTEGRATED TELECOM SERVICES - 0.9%
NEXTLINK Communications, Inc. Class A (a)...................         150       5,278
                                                                            --------
------------------------------------------------------------------------------------
WIRELESS TELECOM SERVICES - 7.5%
American Tower Corp. Class A (a)............................         200       7,538
Converse Technology, Inc. (a)...............................         200      21,600
Crown Castle International Corp. (a)........................         175       5,436
Nextel Partners, Inc. Class A (a)...........................          75       2,184
Pinnacle Holdings, Inc. (a).................................         113       3,009
Spectrasite Holdings, Inc. (a)..............................         125       2,320
                                                                            --------
                                                                              42,087
                                                                            --------
------------------------------------------------------------------------------------
UTILITIES - 1.6%
ELECTRIC UTILITIES - 0.3%
Southern Energy, Inc. ......................................          50       1,568
                                                                            --------
------------------------------------------------------------------------------------
GAS UTILITIES - 1.3%
Kinder Morgan, Inc. ........................................         175       7,164
                                                                            --------
TOTAL COMMON STOCKS
  (cost of $340,509)........................................                 562,426
                                                                            --------
BONDS & NOTES - 0.4%                                                 PAR
------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
U.S. Treasury Note:
  6.500% 2/28/02............................................    $    400         402
  7.500% 5/15/02............................................       2,000       2,043
                                                                            --------
TOTAL BONDS & NOTES
  (cost of $2,437)..........................................                   2,445
                                                                            --------
TOTAL INVESTMENTS
  (cost of $342,946) (b)....................................                 564,871
                                                                            --------
SHORT-TERM OBLIGATIONS - 2.9%
------------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates Corp. of North America
  6.70% (c) 10/2/00.........................................      16,385      16,382
                                                                            --------
OTHER ASSETS & LIABILITIES, NET - (3.0)%....................                 (17,169)
                                                                            --------
NET ASSETS - 100%...........................................                $564,084
                                                                            ========

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is $343,544.
(c) Rate represents yield at time of purchase.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 30, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $342,946)........................             $564,871
Short-term obligations......................................               16,382
                                                                         --------
                                                                          581,253
Cash........................................................  $     2
Receivable for
  Investments sold..........................................    3,409
  Fund shares sold..........................................    1,386
  Interest..................................................       59
  Dividends.................................................       49
Other.......................................................      103       5,008
                                                              -------    --------
Total Assets................................................              586,261
LIABILITIES
Payable for
  Fund shares repurchased...................................   20,027
  Investments purchased.....................................    1,479
Accrued:
  Management fee............................................      370
  Administration fee........................................       76
  Bookkeeping fee...........................................        3
  Transfer agent fee........................................      131
Other.......................................................       91
                                                              -------
  Total Liabilities.........................................               22,177
                                                                         --------
NET ASSETS..................................................             $564,084
                                                                         ========
Class A
  Net asset value and redemption price per share ($1/(c))...             $  42.21(a)
                                                                         --------
  Maximum offering price per share ($42.21/0.9425)..........             $  44.79(b)
                                                                         --------
Class S
  Net asset value redemption and offering price per share
     ($564,083/13,554)......................................             $  42.24
                                                                         --------
COMPOSITION OF NET ASSETS
Capital paid in.............................................             $269,401
Accumulated net realized gain...............................               72,758
Net unrealized appreciation.................................              221,925
                                                                         --------
                                                                         $564,084
                                                                         ========
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
(In thousands)

INVESTMENT INCOME
Interest....................................................              $  1,135
Dividends...................................................                   417
                                                                          --------
  Total Investment Income...................................                 1,552
EXPENSES
Management fee..............................................  $  4,023
12b-1 Service and Distribution fees.........................        (a)
Transfer agent fee..........................................     1,294
Administration fee..........................................       799
Bookkeeping fee.............................................        37
Custodian fee...............................................        28
Trustees' fee...............................................        24
Audit fee...................................................        20
Legal fee...................................................        14
Registration fees...........................................        29
Reports to shareholders.....................................        59
Other.......................................................        97
                                                              --------
  Total expenses............................................     6,424
Fees waived by Distributor - Class A........................        (a)      6,424
                                                              --------    --------
  Net investment loss.......................................                (4,872)
                                                                          --------
NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on
  Investments...............................................   166,172
  Closed futures contracts..................................    (2,036)
                                                              --------
                                                                           164,136
                                                                          --------
Net change in unrealized appreciation/depreciation during
  the period................................................    92,469
                                                              --------
  Net Gain..................................................               256,605
                                                                          --------
Increase in Net Assets from Operations......................              $251,733
                                                                          ========
(a) Rounds to less than one.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(In thousands)

                                                                   YEARS ENDED
                                                                  SEPTEMBER 30,
                                                              ----------------------
INCREASE (DECREASE) IN NET ASSETS                              2000(A)       1999
---------------------------------                             ---------    ---------
OPERATIONS
Net investment loss.........................................  $  (4,872)   $  (3,501)
Net realized gain...........................................    164,136       99,234
Net change in unrealized appreciation/depreciation..........     92,469       (9,404)
                                                              ---------    ---------
     Net Increase from Operations...........................    251,733       86,329
Distributions:
From net realized gains - Class S...........................    (53,552)          --
                                                              ---------    ---------
                                                                198,181       86,329
                                                              ---------    ---------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A..........................          1           --
                                                              ---------    ---------
Receipts for shares sold - Class S..........................    764,687           --
Value of distributions reinvested - Class S.................     49,654      267,484
Cost of shares repurchased - Class S........................   (859,786)    (623,599)
                                                              ---------    ---------
                                                                (45,445)    (356,115)
                                                              ---------    ---------
  Net Decrease from Fund Share Transactions.................    (45,444)    (356,115)
                                                              ---------    ---------
     Total Increase (Decrease)..............................    152,737     (269,786)
NET ASSETS
Beginning of period.........................................    411,347      681,133
                                                              ---------    ---------
End of period...............................................  $ 564,084    $ 411,347
                                                              =========    =========
NUMBER OF FUND SHARES
Sold - Class A..............................................         (b)          --
                                                              ---------    ---------
Sold - Class S..............................................     20,076        9,598
Issued for distributions reinvested - Class S...............      1,581           --
Repurchased - Class S.......................................    (22,664)     (22,199)
                                                              ---------    ---------
                                                                 (1,007)     (12,601)
                                                              ---------    ---------

(a) Class A shares were initially offered on July 31, 2000.

(b) Rounds to less than one.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 2000

NOTE 1. ORGANIZATION

Liberty Capital Opportunities Fund -- Class A and Stein Roe Capital Opportunities Fund -- Class S (collectively the "Fund") is a series of Liberty Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares as described in the Fund's prospectus. The financial highlights for Class S shares are presented in a separate annual report.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

      Futures contracts are valued based on the difference between the last sale price and opening price of the contract.

      Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

      Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

      Security transactions are accounted for on the date the securities are purchased, sold or mature.

      Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class A 12b-1 service and distribution fee and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      Class A net investment income per share data reflects the service fee per share applicable to Class A shares.

      Class A's ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the period by the service fee applicable to Class A shares.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date.

      The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee as follows:

                                             ANNUAL
AVERAGE NET ASSETS                          FEE RATE
------------------                          --------
First $500 million......................       0.75%
Next $500 million.......................       0.70%
Next $500 million.......................       0.65%
Over $1.5 billion.......................       0.60%

ADMINISTRATION FEE

The Advisor also provides accounting and other services for a monthly fee as follows:

                                             ANNUAL
AVERAGE NET ASSETS                          FEE RATE
------------------                          --------
First $500 million......................      0.150%
Next $500 million.......................      0.125%
Next $500 million.......................      0.100%
Over $1.5 billion.......................      0.075%

BOOKKEEPING FEE

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are computed at an annual rate of 0.236% of the average daily net assets attributable to Class A shares. Transfer agent fees for Class S shares are described in the Fund's Class S prospectus.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2000, the Fund has been advised that the Distributor retained no net underwriting discounts on sales of the Fund's Class A shares.

      The Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of Class A's net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average net assets attributable to Class A shares. The Distributor has voluntarily agreed, until further notice, to waive the Class A distribution fee.

      The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $618,636,449 and $719,475,184 of which $2,436,938 and none represent U.S. Government securities, respectively.

      Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation.......    $230,347,764
Gross unrealized depreciation.......      (9,020,872)
                                        ------------
     Net unrealized appreciation....    $221,326,892
                                        ------------

OTHER

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

      The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.

--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended September 30, 2000, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the year were $26,100.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
LIBERTY CAPITAL OPPORTUNITIES FUND

                                                                PERIOD ENDED
                                                                SEPTEMBER 30,
                                                                    2000
                                                                -------------
                                                                   CLASS A(A)
                                                                -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $       39.22
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b).....................................            (0.09)(c)
Net realized and unrealized gain............................             3.08
                                                                -------------
Total from Investment Operations............................             2.99
                                                                -------------
Net Asset Value, End of Period..............................    $       42.21
                                                                -------------
Total Return (d) (e) (f)....................................            7.62%
                                                                -------------
RATIOS TO AVERAGE NET ASSETS
Expenses (g) (h)............................................            1.56%(c)
Net investment loss (g) (h).................................           (1.28%)(c)
Portfolio turnover rate.....................................             119%
Net Assets at end of Period (000's).........................    $           1

(a) Class A shares were initially offered on July 31, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Distribution fees waived by the Distributor amounted to $0.008 per share and 0.10% (annualized).
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Had the Distributor not waived the Class A distribution fee, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------

Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $97,651,294.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class A Shareholders of Liberty Capital Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Capital Opportunities Fund (the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

TRUSTEES & TRANSFER AGENT

          ____________________________________________________________

     TOM BLEASDALE                           JAMES L. MOODY, JR.
     Retired (formerly Chairman of the       Retired (formerly Chairman of the
     Board and Chief Executive Officer,      Board, Chief Executive Officer and
     Shore Bank & Trust Company)             Director, Hannaford Bros. Co.)

     LORA S. COLLINS                         JOHN J. NEUHAUSER
     Attorney (formerly Attorney, Kramer,    Academic Vice President and Dean of
     Levin, Naftalis & Frankel)              Faculties, Boston College (formerly
                                             Dean, Boston College School of
     JAMES E. GRINNELL                       Management)
     Private Investor (formerly
     Senior Vice President--Operations,      JOSEPH R. PALOMBO
     The Rockport Company)                   Chief Operations Officer, Mutual
                                             Funds, Liberty Financial Companies,
     RICHARD W. LOWRY                        Inc., Executive Vice President and
     Private Investor (formerly Chairman     Director of Colonial Management
     and Chief Executive Officer, U.S.       Associates, Inc. and Executive Vice
     Plywood Corporation)                    President and Chief Administrative
                                             Officer of Liberty Funds Group LLC
     SALVATORE MACERA                        (formerly Vice President of Liberty
     Private Investor (formerly Executive    Funds Group -- Boston and Chief
     Vice President of Itek Corp. and        Operating Officer, Putnam Mutual
     President of Itek Optical & Elec-       Funds)
     tronic Industries, Inc.)
                                             THOMAS E. STITZEL
     WILLIAM E. MAYER                        Business Consultant and Chartered
     Partner, Park Avenue Equity Partners    Financial Analyst (formerly
     (formerly Dean, College of Business     Professor of Finance, College of
     and Management, University of           Business, Boise State University)
     Maryland; Dean, Simon Graduate School
     of Business, University of Rochester;   ANNE-LEE VERVILLE
     Chairman and Chief Executive Officer,   Consultant (formerly General
     CS First Boston Merchant Bank; and      Manager, Global Education Industry,
     President and Chief Executive Officer,  and President, Applications Solu-
     The First Boston Corporation)           tions Division, IBM Corporation)


         _____________________________________________________________



     IMPORTANT INFORMATION ABOUT THIS REPORT
     The Transfer Agent for Liberty Capital Opportunities Fund Class A is:

     Liberty Funds Services, Inc.
     P.O. Box 1722
     Boston, MA 02105-1722
     1-800-345-6611

     The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

     This report has been prepared for shareholders of Liberty Capital Opportunities Fund Class A. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

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     Your financial advisor can help you develop a long-term plan for reaching
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     LIBERTY CAPITAL OPPORTUNITIES FUND CLASS A         ANNUAL REPORT
                                                           . .............
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                                                           .   BULK RATE .
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          LIBERTY FUNDS DISTRIBUTOR, INC.(C)2000
          ONE FINANCIAL CENTER, BOSTON, MA 02111-2621,800-426-3750 www.libertyfunds.com



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